                                  Exhibit Index


Exhibit No.                                                                                      Page
-----------                                                                                      ----
         21.1     Monthly Servicer's Certificate dated February 10, 2000                           8
                  prepared by the Servicer and sent to the Trustee pursuant to
                  Section 3.06(a) of the Series 1998-1 Supplement covering the period of January 1, 2000 through January 31, 2000.

ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:                                                                        January 1, 2000 - January 31, 2000

Settlement Date:                                                                                       15-Feb-00
                                                                                                       ---------

A.       SERIES INFORMATION

         Advanta Leasing Receivables Corp. IV and
         Advanta Leasing Receivables Corp. V
         Equipment Receivables Asset-Backed Notes,
         Series 1998-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)    Beginning Aggregate Contract Principal Balance  ("ACPB") ....................................   $ 202,389,275.26
                                                                                                                 ----------------
         (b.)    Contract Principal Balance of all Collections allocable
                to Contracts .............................................................   $ 10,651,445.76
                                                                                             ---------------
         (c.)    Contract Principal Balance of Charged-Off Contracts .....................   $    696,663.35
                                                                                             ---------------
         (d.)    Total decline in Principal Balance ..........................................................   $  11,348,109.11
                                                                                                                 ----------------

         (e.)    Ending Aggregate Contract Principal Balance of all Contracts as
                 of this Settlement Date .....................................................................   $ 191,041,166.15
                                                                                                                 ----------------

                 Balances on this Settlement Date after payment on the related
                 Payment Date

         (f.)    Class A Principal Balance as of this Settlement Date ........................................   $ 168,727,421.16
                                                                                                                 ----------------

                 (Class A Note Factor) ...............................    0.5094427
                                                                          ---------
         (g1.)   Class A-1 Principal Balance  (Note Factor) ..........    0.0000000                        -
                                                                          ---------          ---------------
         (g2.)   Class A-2 Principal Balance   (Note Factor) .........    0.5238285          $ 99,527,421.16
                                                                          ---------          ---------------
         (g3.)   Class A-3 Principal Balance   (Note Factor) .........    1.0000000          $ 23,300,000.00
                                                                          ---------          ---------------
         (g4.)   Class A-4 Principal Balance   (Note Factor) .........    1.0000000          $ 45,900,000.00
                                                                          ---------          ---------------
         (h.)    Class B Principal Balance as of this Settlement Date ........................................   $   9,647,825.79
                                                                                                                 ----------------
                 (Class B Note Factor) ...............................    0.5094427
                                                                          ---------
         (i.)    Class C Principal Balance as of this Settlement Date ........................................   $   3,140,908.56
                                                                                                                 ----------------
                 (Class C Note Factor) ...............................    0.3184860
                                                                          ---------
         (l.)    Class D Principal Balance as of this Settlement Date ........................................   $   9,525,010.64
                                                                                                                 ----------------
                 (Class D Note Factor) ...............................    0.6349878
                                                                          ---------

II.      COMPLIANCE RATIOS

         (a.)    Aggregate Contract Balance Remaining ("CBR") of all
                 Contracts as of the related Calculation Date ................................................   $ 208,609,226.87
                                                                                                                 ----------------
         (b1.)   % of CBR 31 days or more delinquent as of the related
                 Calculation Date ............................................................................               8.94%
                                                                                                                 ----------------
         (b2.)   Preceeding Month %:                                         Dec-99 ..........................               8.32%
                                                                          ---------                              ----------------
         (b3.)   2nd Preceeding Month %:                                     Nov-99 ..........................               7.77%
                                                                          ---------                              ----------------
         (b4.)   Three month rolling average % of CBR 31 days or more
                 delinquent ..................................................................................               8.34%
                                                                                                                 ----------------


         (c.)    Does the three month rolling average % of CBR which
                 are 31 days or more delinquent exceed 10.5% ? . Y or N.                                                       NO
                                                                                                                 ----------------


                 (Amortization Period Only)
         (d)     Cumulative Net Loss Percentage as of the related
                 Collection Period ...........................................................................               1.98%
                                                                                                                 ----------------
                 Does the Cumulative Net Loss Percentage exceed
         (d1.)   4.0% from the Beginning Period to and including 12th
                 Collection Period ?  Y or N. ................................................................                N/A
                                                                                                                 ----------------
         (d2.)   5.5% from 13th Collection Period to and including
                 24th Collection Period ? Y or N .............................................................                 NO
                                                                                                                 ----------------
         (d3.)   7.0% from 25th Collection Period and thereafter?
                 Y or N ......................................................................................                N/A
                                                                                                                 ----------------
                 (If Yes to e1 or e2 or e3, then a Residual Event
                 occurs)

         (e1.)   Residual Realization for the related Collection
                 Period  > 100% (YES/NO) .....................................................................                YES
                                                                                                                 ----------------
         (e2.)   Preceeding Month:                                           Dec-99  > 100% (YES/NO) .........                YES
                                                                          ---------                              ----------------
         (e3.)   2nd Preceeding Month:                                       Nov-99  > 100% (YES/NO) .........                YES
                                                                          ---------                              ----------------
         (e4.)   Three month rolling average Residual Realization
                 Ratio  > 100% (YES/NO) ......................................................................                YES
                                                                                                                 ----------------
                 (If less than 100%, then a Residual Event Occurs)


III.     FLOW OF FUNDS
                       The amount of available funds on deposit in
                       the Series 1998-1 Facility Account ....................................................   $  13,272,036.36
                                                                                                                 ----------------


              (1)      On the Payment Date which is also the
                       Amortization Date and each Payment Date
                       thereafter

         (a.)    To the Servicer, Unrecoverable Servicer Advances ............................................                  -
                                                                                                                 ----------------
         (b.)    To the Servicer, if ABS is not the Servicer,
                 Servicing Fee and Ancillary Servicing Income, if
                 any .........................................................................................
                                                                                                                 ----------------

                 To Series 1998-1 Noteholders:
         (c.)    To Class A, the total Class A Note Interest and Class
                 A Overdue Interest for the related period ...................................................   $     875,193.64
                                                                                                                 ----------------
                                    Interest on Class A-1 Notes ..........................   $              -
                                                                                             ----------------

                                    Interest on Class A-2 Notes ...................   $ 531,317.81
                                                                                      ------------
                                    Interest on Class A-3 Notes ...................   $ 115,140.83
                                                                                      ------------
                                    Interest on Class A-4 Notes ...................   $ 228,735.00
                                                                                      ------------
         (d.)    Interest on Class B Notes for the related period ............................................   $      51,956.34
                                                                                                                 ----------------
         (e.)    Interest on Class C Notes for the related period ............................................   $      21,056.16
                                                                                                                 ----------------

         (f.)    To Series 1998-1 Noteholders:
                 To Class A, the total Principal Payment and Class A Overdue
                 Principal, if any ...........................................................................      10,022,641.84
                                                                                                                 ----------------
                                    Principal Payment to Class A-1 Noteholders ....         N/A
                                                                                      ---------------
                                    Principal Payment to Class A-2 Noteholders ....   $ 10,022,641.84
                                                                                      ---------------
                                    Principal Payment to Class A-3 Noteholders ....         N/A
                                                                                      ---------------
                                    Principal Payment to Class A-4 Noteholders ....         N/A
                                                                                      ---------------
                 To Class B for Principal Payment and Overdue Principal, if any ...............................        573,094.18
                                                                                                                 ----------------
                 To Class C for Principal Payment and Overdue Principal, if any ...............................        752,373.09
                                                                                                                 ----------------

         (g)     Overdue Principal (included in the Principal Payments
                 per above, if any):
                 To Class A, total for Overdue Principal ..........................         N/A
                                                                                      ---------------
                                    Overdue Principal to Class A-1      N/A
                                                                        ---
                                    Overdue Principal to Class A-2      N/A
                                                                        ---
                                    Overdue Principal to Class A-3      N/A
                                                                        ---
                                    Overdue Principal to Class A-4      N/A
                                                                        ---
                 To Class B for Overdue Principal .................................         N/A
                                                                                      ---------------
                 To Class C for Overdue Principal .................................         N/A
                                                                                      ---------------

         (h1.)   Until the Reserve Account Funding Date:
                 To the Reserve Account, the amount equal to the Servicing
                 Fee otherwise payable to ABS ................................................................         N/A
                                                                                                                 -----------------

         (h2.)   After the Reserve Account Funding Date:
                 To the Servicer, ABS, the Servicing Fee plus Ancillary
                 Servicing Income, if any ....................................................................          168,657.73
                                                                                                                 -----------------

         (i.)    To the Reserve Account, the amount needed to increase the
                 amount on deposit in the Reserve Account to the Required
                 Reserve Amount for such Payment Date ........................................................         N/A
                                                                                                                 -----------------

         (j.)    Upon the occurrence of a Residual Event           the lesser of:
         (j1.)   (A) the Available Funds remaining on deposit in the
                 Facility Account and .............................................          N/A
                                                                                      ---------------
         (j2.)   (B) the aggregate amount of Residual Receipts included
                 in Available Funds ...............................................          N/A
                                                                                      ---------------
         (j3.)   To be deposited to the Residual Account .....................................................          N/A
                                                                                                                 -----------------

         (k.)    To Class D Noteholders for Principal Payment ................................................                   -
                                                                                                                 -----------------
         (l.)    To Class D Noteholders for Overdue Principal, if any ........................................          N/A
                                                                                                                 -----------------

              (3)      To ABS, the Servicing Fee previously due, but
                       deposited to the Reserve Account ......................................................   $               -
                                                                                                                 -----------------

              (4)      To the Series Obligors, as holders of the Residual
                       Interest, any Available Funds remaining on deposit in
                       the Facility Account ..................................................................   $      807,063.37
                                                                                                                 -----------------

IV.      SERVICER ADVANCES

         (a.)    Aggregate amount of Servicer Advances at the beginning
                 of the related Collection Period ............................................................        3,621,042.14
                                                                                                                 -----------------
         (b.)    Servicer Advances reimbursed during the related Collection
                 Period ......................................................................................           61,910.10
                                                                                                                 -----------------
         (c.)    Amount of unreimbursed Servicer Advances to be reimbursed
                 on the Settlement Date ......................................................................   -----------------

         (d.)    Servicer Advances made during the related Collection Period .................................          192,687.32
                                                                                                                 -----------------
         (e.)    Aggregate amount of Servicer Advances at the end of the
                 Collection Period ...........................................................................   $    3,751,819.36
                                                                                                                 -----------------


V.       RESERVE ACCOUNT
         (a.)    Amount on deposit at the beginning of the related
                 Collection Period ...........................................................................   $    6,268,088.60
                                                                                                                 -----------------
         (b.)    Amounts used to cover shortfalls, if any,  for the related
                 Collection Period ...........................................................................   $               -
                                                                                                                 -----------------
         (c.)    Amounts transferred from the Facility Account, if applicable ................................   $               -
                                                                                                                 -----------------
         (d.)    Interest earned on Reserve Balance ..........................................................   $       27,129.61
                                                                                                                 -----------------

         (e.)    Reserve Account Ending Balance before calculating Required
                 Reserve Amount ..............................................................................   $    6,295,218.21
                                                                                                                 -----------------

                                                                                                                 -----------------
         (f.)    Required Reserve Amount needed as of the related
                 Collection Period ...........................................................................   $    5,899,275.05
                                                                                                                 -----------------

         (g1.)   If (f) is greater than (e), then amount of shortfall ........................................                0.00
                                                                                                                 -----------------
         (g2.)   If (e) is greater than (f), then excess amount to be
                 transferred to the Series Obligors ..........................................................          395,943.16
                                                                                                                 -----------------

         (h.)    Amounts on deposit as of this Settlement Date (e minus g2) ..................................   $    5,899,275.05
                                                                                                                 -----------------


VI.      RESIDUAL ACCOUNT
         (a.)    Amount on deposit at the beginning of the related
                 Collection Period ...........................................................................                0.00
                                                                                                                 -----------------
         (b.)    Amounts transferred from the Facility Account ...............................................                0.00
                                                                                                                 -----------------
         (c.)    Amounts used to cover shortfalls for the related
                 Collection Period ...........................................................................                0.00
                                                                                                                 -----------------
         (d.)    Amount on deposit as of this Settlement Date ................................................                0.00
                                                                                                                 -----------------

VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT
         (a.)    Amount on deposit at the beginning of the related
                 Collection Period ...........................................................................                0.00
                                                                                                                 -----------------
         (b.)    Amounts transferred from the Facility Account ...............................................                0.00
                                                                                                                 -----------------
         (c.)    Amounts transferred to the Series Obligors ..................................................                0.00
                                                                                                                 -----------------

         (d.)    Amount on deposit as of this Settlement Date ................................................                0.00
                                                                                                                 -----------------


VIII.    ADVANCE PAYMENTS
         (a.)    Beginning aggregate Advance Payments ........................................................   $    2,363,461.25
                                                                                                                 -----------------
         (b.)    Amount of Advance Payments collected during the related
                 Collection Period ...........................................................................   $    1,818,868.21
                                                                                                                 -----------------
         (c.)    Investment earnings for the related Collection Period .......................................   $       12,539.89
                                                                                                                 -----------------
         (d.)    Amount of Advance Payments withdrawn for deposit into
                 Facility Account ............................................................................   $    1,721,716.27
                                                                                                                 -----------------
         (e.)    Ending aggregate Advance Payments ...........................................................   $    2,473,153.08
                                                                                                                 -----------------


         ADVANTA BUSINESS SERVICES  CORP., as Servicer

         By:     /s/ John Paris

         Title:  SR VP ___________________

         Date:   02/10/00__________________


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